UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 11, 2019

TECNOGLASS INC.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-35436	98-1271120
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Avenida Circunvalar a 100 mts de la Via 40, Barrio Las Flores, Barranquilla, Colombia

(Address of Principal Executive Offices) (Zip Code)

(57)(5) 3734000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01	Entry into a Material Definitive Agreement.

Investment Agreement

On January 11, 2019, Tecnoglass Inc. (the “Company”) entered into an investment agreement (“Investment Agreement”) with Holding Concorde S.A.S. (“HC”) and certain of its affiliates, Saint-Gobain Colombia S.A.S., Saint-Gobain Cristaleria S.L., and Pilkington International Holdings B.V. (together with HC, the “HC Parties”). Pursuant to the Investment Agreement, the parties will form a joint venture under the name Vidrio Andino Holdings S.A.S. (“VAH”) which will operate certain existing floated glass production facilities and build, develop, and operate a new floated glass manufacturing and production facility in Galapa, Atlántico, Colombia (an adjacent town in Barranquilla’s metropolitan area). The Investment Agreement provides that, subject to certain conditions precedent, the following contributions shall be made to VAH: (i) on or before May 3, 2019 (the “First Closing”) (x) the HC Parties will contribute all of the issued and outstanding shares of Vidrio Andino S.A.S. and Vidrio Andino Colombia Limitada, each wholly-owned subsidiaries of the HC Parties engaged in the manufacture, production, and commercialization of flat and floated glass products, such that after the contribution, VAH will be the sole owner of all of the issued and outstanding shares of each of Vidrio Andino S.A.S and Vidrio Andino Colombia Limitada and (y) the Company will contribute an aggregate of US$34.1 million in cash; (ii) within 10 business days of the date that certain permits and licenses are granted with respect to the construction of a floated glass manufacturing facility and the production and commercialization of floated glass, but in no event later than January 11, 2020 (the “Second Closing”) the Company will contribute or cause to be contributed to VAH certain land located in Galapa, Atlántico, Colombia, valued at US$10.9 million; and (iii) from time to time upon the approval of the board of directors and shareholders of VAH, the parties shall contribute their pro rata portion of up to an aggregate of US$50 million. Each party’s ownership percentage of VAH will be determined based on the value such party’s contribution bears in relation to the aggregate value of all contributions to VAH, measured in Colombian Pesos, pursuant to the formula set forth in the Investment Agreement. However, it is anticipated that the Company will own a 25% interest in VAH and HC and/or its affiliates will own the remaining 75% interest in VAH.

The Investment Agreement contains customary representations, warranties, and covenants of the Company and each of the HC Parties. The representations and warranties set forth in the Investment Agreement generally survive for 24 months following the First Closing, with longer survival periods with respect to certain specified representations and warranties. Indemnification provides the parties’ sole and exclusive remedy for claims of breach of representation, warranty, covenant, or agreement. Subject to certain exceptions, the HC Parties’ indemnification obligations to the Company are subject to an indemnity basket of US$2 million after which the HC Parties will be liable for qualifying amounts in excess of the basket, and an indemnity cap of US$10.8 million. Subject to certain exceptions, the Company’s indemnification obligations to the HC Parties are subject to an indemnity basket of US$165,000 after which the Company will be liable for qualifying amounts in excess of the basket, and an indemnity cap of US$900,000.

The Company anticipates financing the First Closing with cashflow from operations and readily available lines of credit.

A copy of the Investment Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Investment Agreement does not purport to be complete and is qualified in its entirety by reference to the Investment Agreement.

Supply Agreement

As a condition to the First Closing, the Company and the HC Parties have agreed to enter into a Floated Glass Supply Agreement (“Supply Agreement”) providing, among other things, that upon the completion of the construction of a floated glass manufacturing facility in Galapa, the Company will purchase from VAH certain annual minimum volumes of floated glass products as set forth in the Supply Agreement.

Shareholders Agreement

Additionally, on January 11, 2019, the Company and the HC Parties entered into a shareholders agreement (“Shareholders Agreement”) setting forth their respective rights, obligations, protections and exit mechanisms with respect to the ownership, voting, governance, and management of VAH and its wholly-owned subsidiaries. The Shareholders Agreement also contains certain rights and obligations with respect to issuances of additional securities by VAH. The Company is entitled to certain minority rights that intend to protect its stake in the JV.

As a material inducement to HC to enter into the Shareholders Agreement, the Company agreed not to compete with VAH’s business or to assist in or provide financial resources to the production in Colombia, Ecuador, or Venezuela of certain types of float glass, or the distribution or commercialization of certain types of flat glass in Colombia, Ecuador, or Venezuela or any country where VAH operates at the time.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements in this Current Report include, among other things, statements about the potential benefits of the joint venture; the arrangements and transactions contemplated by the Investment Agreement, Supply Agreement, and Shareholders Agreement; anticipated accretion, cost savings, and joint venture synergies; the Company’s plans, objectives, expectations, and intentions concerning the business of the joint venture; the joint venture’s products and potential; business with customers and suppliers; and the granting of government licenses and permits. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this Current Report are based on current expectations and beliefs concerning future developments and their potential effects on the Company and its subsidiaries. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve many risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Item 7.01	Regulation FD Disclosure

On January 11, 2019, the Company issued a press release announcing the joint venture, a copy of which is attached hereto as Exhibit 99.1. The information furnished under this Item 7.01, including the exhibit related thereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any disclosure document of the Company except as shall be expressly set forth by specific reference in such document.

Item 9.01	Exhibits

Exhibit	Description

10.1	Investment Agreement dated January 11, 2019, by and among Tecnoglass Inc., Holding Concorde S.A.S., Saint-Gobain Colombia S.A.S., Saint-Gobain Cristaleria S.L., and Pilkington International Holdings B.V.*
99.1	Press release, dated January 11, 2019.

* Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Company agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 11, 2019

TECNOGLASS INC.

By:	/s/ Jose M. Daes
Name:	Jose M. Daes
Title:	Chief Executive Officer